SUPPLEMENT DATED DECEMBER 15, 2009

TO PROSPECTUSES DATED MAY 1, 2009
FOR SUN PRIME VARIABLE UNIVERSAL LIFE INSURANCE AND
SUN PRIME SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT D

This supplement contains information regarding changes to the investment adviser of the AIM Variable Insurance Funds.

On or about December 31, 2009, Invesco Aim Advisors, Inc., the investment adviser to the AIM Variable Insurance Funds, will be merging into Invesco Institutional (N.A.), Inc. The name of Invesco Institutional (N.A.), Inc. will then be changed to Invesco Advisers, Inc.

Any reference to Invesco Aim Advisors, Inc. in each prospectus listed above is replaced with the name of Invesco Advisers, Inc. after December 31, 2009.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Sun Prime, Sun Prime Surv  (NY) 12/2009